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                                                                  Exhibit #10(o)

                             STOCK PURCHASE WARRANT
                                 April 28, 1997

No.  6                                                      Right to Purchase
    ---                                                     3,798 common shares


                             STEARNS & LEHMAN, INC.
                               An Ohio Corporation

This is to certify that Carter F. Randolph, Ph.D of 8221 Spooky Hollow Road, Cincinnati, Ohio 45242, or its assigns is entitled to subscribe, on the form attached hereto, at Five Dollars and Fifty Cents ($5.50) per share, for three thousand, seven hundred and ninety-eight (3,798) shares of the capital stock of STEARNS & LEHMAN, INC. (hereinafter the "Company"). Payment for this subscription must be made in full, in cash.

Unless this warrant is surrendered at the offices of the Company at 52 Surrey Road, Mansfield, Ohio 44902 (or at such other address as the Company shall hereafter notify the holder hereof in writing) as above, at or before 5:00 p.m. on March 14, 2006, with the subscription attached hereto duly signed, accompanied by payment in full, the privilege granted hereby shall be void and the warrant of no value.

This warrant cannot be exercised except for shares of capital stock of the Company which, at the time of exercise, are exempt from registration, are the subject matter of an exempt transaction or have been registered under the Securities Act of 1933, as amended, and any applicable state securities laws.

This warrant is not transferable.

In case the Company shall declare any dividend or other distribution upon its outstanding shares of capital stock payable in shares of capital stock or shall subdivide its outstanding shares of capital stock into a greater number of shares, then the number of shares of capital stock which, may hereafter be purchased upon the exercise of the rights represented hereby, shall be increased in proportion to the increase through such dividend or subdivision and the purchase price per share shall be decreased in such proportion. In case the Company shall at any time combine the outstanding shares of its capital stock into a smaller number of shares, the number of shares of capital stock which may thereafter be purchased upon the exercise of the rights represented hereby shall be decreased in proportion to the decrease through such combination and the purchase price per share shall be increased in such proportion.



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Stearns & Lehman, Inc. Stock Warrant

The warrants evidenced by this Certificate and the shares of capital stock purchasable upon exercise thereof have not been registered under the Securities Act of 1933 (the "act"), or any state securities laws, and may not be sold, offered for sale, pledged, or hypothecated except pursuant to: (1) an effective registration statement registering the shares under the Act, (2) a transaction permitted by Rule 144 promulgated under the Act as to which the Company has received satisfactory evidence of compliance with the provisions of Rule 144 or
(3) an opinion of counsel satisfactory to the Company that such transfer is lawful.

If the Company hereafter proposes to register any additional shares of capital stock under the Act (except for registration statements on Form S-8 or Form S-4, or any successor forms then in effect), it will so notify the holder of this warrant, or the holder of shares of capital stock purchased upon exercise hereof, who may include in such registration such number of shares purchased or purchasable hereunder as such holder has a bona fide intention to sell; provided, however, that if the registration is an underwritten registration, the number of shares so included shall be determined by the managing underwriter.

                                           STEARNS & LEHMAN, INC.



                                           By: /s/ William C. Stearns
                                               -------------------------
                                           William C. Stearns, President



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